                                                                   Exhibit 10.51
                                                                   -------------

                                   AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS

     This Agreement and Joint Escrow Instructions ("Agreement") is made and entered into as of January 24, 2001, by and between Crystal Park Hotel and Casino Development Company, LLC, a California limited liability company ("Crystal Park"), and The Community Redevelopment Agency of the City of Compton, a public body, corporate and politic (the "Agency"), with reference to the following facts:

     A. Crystal Park and the Agency are parties to that certain Amended and Restated Disposition and Development Agreement, Agreement of Purchase and Sale, and Lease with Option to Purchase, dated April 4, 1995, as amended (the "DDA"), pursuant to which Agency owns and leases certain real property in the City of Compton (the "City"), County of Los Angeles (the "County"), State of California, as more particularly described on Exhibit A attached hereto (collectively,
                                  ---------
"Property").  For the purposes of this Agreement, the Property consists of the
(i) "Owned Property"; (ii) "Option Property" also described as the Hotel and Parking Property in the DDA; and (iii) "Relinquished Property," as identified on

Exhibit A.  Crystal Park and the Agency are also parties to those agreements
---------
described on Exhibit B attached hereto (the "Related Agreements").
             ---------

     B. The terms and conditions of this Agreement and the instructions to First American Title Company ("Escrow Holder") with regard to the escrow ("Escrow") created hereby are as set forth below.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, Crystal Park and the Agency hereby agree as follows:

1.  DEFINED TERMS.  Capitalized terms used herein but not defined herein shall
    -------------
have the meanings ascribed to such terms in the DDA.

2.  PURCHASE AND SALE.
    -----------------

    2.1  Exercise of Option. Crystal Park hereby exercises its option to
         ------------------
purchase the Option Property pursuant to paragraph 30 of DDA. Agency shall sell and convey to Crystal Park and Crystal Park shall acquire and purchase from Agency, the Option Property.

    2.2  Purchase Price.
         --------------

         2.2.1  Purchase Price. The Purchase Price for the Option Property shall
                --------------
be Three Million Four Hundred Thousand Dollars ($3,400,000.00), all cash (the "Purchase Price").

3.  TERMINATION OF DDA.  Effective on the Closing Date, as hereinafter defined,
    ------------------
the DDA, including, without limitation, Crystal Park's lease of the Relinquished Property, shall terminate and be of no further force and effect. On the Closing Date, Crystal Park shall pay to the Agency a termination fee ("Termination Fee") in the amount of Six Hundred Thousand Dollars ($600,000.00). Concurrently therewith, the parties respective obligations under the Related Agreements shall also terminate and be of no further force and effect. Notwithstanding the foregoing, the parties respective obligations under Sections 10(b) and 10(c) of the DDA shall survive the termination of the DDA:

     DDA Section 10(b): Environmental Conditions of Property Prior to
     ----------------------------------------------------------------
     Commencement of Lease. Agency shall be solely responsible for the costs of
     ---------------------
     clean up or remediation of any deposit or discharge of Hazardous Materials on or from the Property which occurred prior to the Effective Date, and Agency shall indemnify, hold harmless and defend Redeveloper against any and all loss, cost or obligation with respect thereto (including attorneys fees and costs), provided, however, that Agency shall not be liable to Redeveloper for any consequential damages suffered by Redeveloper by reason of the existence of any Hazardous Waste on the Property which existed prior to the Effective Date and which could have reasonably been discovered by a competent environmental assessment of the Property.

     DDA Section 10(c):  Environmental Condition of the Property During Lease
     ------------------------------------------------------------------------
     Term. Redeveloper shall indemnify, protect, defend and hold harmless Agency
     ----
     from and against any and all claims, liabilities, suits, losses, costs, expenses and damages, including but not limited to attorneys' fees and costs, arising out of any claim for loss or damage to any property, including the Property (including both the Convention Center Parcel and the Leasehold Parcels), injuries to or death of persons, or for the cost of cleaning up the Property, and removing hazardous or toxic substances, materials and waste therefrom, by reason of contamination or adverse effects on the environment, or by reason of any statutes, ordinances, orders, rules or regulations of any governmental entity or agency requiring the clean-up of the Property caused by or resulting any hazardous material, substance or waste introduced to the Property during the Term of this Lease. The foregoing indemnity shall survive the expiration or termination of this Lease, and the close of escrow in the event of Redeveloper's exercise of the option to purchase the Leasehold Parcels set forth below. Moreover, upon the expiration of this Lease, if Redeveloper has not purchased the Leasehold Parcels, then Redeveloper shall not thereafter be liable on account of this indemnity as a result of hazardous or toxic substances, materials, or waste that were located on the Leasehold Parcels prior to the Effective Date, except to the extent such hazardous or toxic substances, materials, or waste were deposited on the Property prior to the Effective Date by Redeveloper or Redeveloper's agents, officers, employees, contractors, sublessees, or assignees.

4.  COVENANT TO OPERATE.  Notwithstanding the provisions of Section 3 hereof,
    -------------------
Crystal Park agrees and covenants that all current uses and operations, including, without limitation, the card club casino and related uses, will be operated on the Option Property and the Owned Property until and through June 30, 2001 (the "Continued Operations Date"), when such restriction shall automatically expire without the need for any further action under the DDA. Further, Crystal Park agrees and covenants that if it ceases operating the card club casino and related uses, in whole or in part, prior to the Continued Operations Date, that Crystal Park shall pay to City an amount equal to the gaming tax that would be due on the discontinued operations through the Continued Operations Date, based on the previous year's receipts for the same time period. It is understood, however, that Crystal Park shall remain subject to all other laws, regulations and policies governing land use in the City through and after the Continued Operations Date. Crystal Park shall not be obligated to pay or shall be entitled to receive a refund or rebate of that portion of any possessory interest taxes or real property taxes allocable to the Owned Property and Option Property, to the extent payable or allocable to the Agency or the City during the period from the Closing through the earlier of (i) the date a card club casino ceases to be operated on the Owned Property and Option Property; and (ii) August 2, 2005.

5.  MEMORANDUM OF UNDERSTANDING.  Pursuant to that certain Memorandum of
    ---------------------------
Understanding dated September 30, 1996, between the Agency and Crystal Park, Crystal Park has usage rights to that certain sign owned by the City located between the east and westbound lanes of the 91 Freeway between Acacia Avenue and Alameda Street (the "Sign"). The parties agree that the Memorandum of Understanding shall continue to govern Crystal Park's use of the Sign after the Close of Escrow for so long as a casino is operated on the Owned Property and the Option Property. At Closing, the parties shall execute an Amendment of Memorandum of Understanding, a copy of which is attached as Exhibit C, to
                                                            ---------
provide for Crystal Park's continued right to use the Sign after card club casino and hotel uses cease on the Owned Property and Option Property (the "MOU Amendment").

6.  ESCROW AND CLOSING.
    ------------------

     6.1  Opening of Escrow. For purposes of this Agreement, the Escrow shall be
          -----------------
deemed opened on the date Escrow Holder shall have received a mutually executed copy of this Agreement. Escrow Holder shall promptly notify Crystal Park and Agency, in writing, at the addresses noted in Section 11.14, of the date Escrow is opened ("Opening of Escrow"). In addition, Crystal Park and Agency agree to execute, deliver and be bound by any reasonable and customary supplemental escrow instructions of Escrow Holder or other instruments as may reasonably be required by Escrow Holder in order to consummate the transaction contemplated by this Agreement. Any such supplemental instructions shall not conflict with, amend or supercede any portions of this Agreement. If there is any conflict or inconsistency between such supplemental instructions and this Agreement, this Agreement shall control.

          6.1.1  Costs and Prorations.
                 --------------------

                 a)  Costs. Costs in connection with the Close of Escrow shall
                     -----
be allocated as follows:

                    i)  Agency shall pay:

                        (1) the cost of a CLTA Policy of Title Insurance (as defined below),

                        (2)  one-half ( 1/2) of the Escrow holder's fees,

                        (3)  the documentary transfer taxes, if any.

                    ii)  Crystal Park shall pay

                         (1)  one-half ( 1/2) of the Escrow Holder's fees, and

                         (2) if elected by Crystal Park, the increased cost of obtaining an ALTA Policy of Title Insurance and any endorsements thereto requested by Crystal Park (over and above the CLTA Policy of Title Insurance that Agency is required to pay for).

                         (3) recording fees payable in connection with the Recordable Documents, as hereinafter defined, and

                    iii) All other costs related to the transaction shall be paid by the parties in the manner consistent with common practice in the County of Los Angeles, California.

                b)  Prorations. All real and personal property taxes and special
                    ----------
assessments, if any, assessed against the Option Property and the Relinquished Property for the period of time prior to the Closing Date, whether payable in installments or not, shall be paid by Crystal Park as of the Closing Date.

                    i)  Other Items.  Except as otherwise provided in this
                        -----------
Paragraph 6.1.2(b), all other items as are normally prorated and adjusted in the sale of property similar to the Option Property and the Relinquished Property shall be prorated as of the Closing Date in the manner consistent with common practice in the County of Los Angeles, California.

    6.2  Closing Date.
         ------------

         6.2.1 The Close of Escrow shall occur on or before the date that is ten (10) days after the effective date of this Agreement (the "Closing Date").

         6.2.2 As used in this Agreement, the "Close of Escrow" shall mean the date the Recordable Documents are recorded in the Official Records of the County. The Close of Escrow shall take place on the Closing Date at the offices of the Escrow Holder.

    6.3  Conditions Precedent to Close of Escrow.
         ---------------------------------------

         6.3.1  Conditions to Crystal Park's Obligations. The Close of Escrow
                ----------------------------------------
and Crystal Park's obligation to purchase the Option Property, are subject to the satisfaction of the following conditions or Crystal Park's written waiver of such conditions on or before the Closing Date.

                a) As of the Closing Date, Agency shall have performed all of the material obligations required to be performed by Agency under this Agreement;

                b) All representations made by Agency to Crystal Park in this Agreement shall be true and correct in all material respects as of the Closing Date;

                c) The Title Company shall be committed to issue to Crystal Park, as of the Closing Date, the Title Policy (defined below) covering the Option Property subject only to the Permitted Exceptions (defined below);

                d) Old Republic Title shall be committed to issuing the endorsements described in Section 7 below;

                e) As of the Closing Date, Agency shall have delivered to Crystal Park written certification (the "Certification") that the Property has all necessary land use entitlements, including without limitation zoning permits, development permits, conditional use permits, and subdivision approvals required for the development and operation of the hotel and casino thereon, including ancillary facilities which may include, without limitation, restaurants, a night club, a sports bar and other entertainment facilities, as a lawfully permitted conforming use under all applicable City laws, including, without limitation, the current City of Compton General Plan, Community Redevelopment Plan, and Zoning Code;

                f) As of the Closing Date, the City Council of the City of Compton shall have adopted an Ordinance amending Section 9-10 of the Compton Municipal Code relative to the regulation of card clubs reasonably acceptable to Crystal Park and California Casino Management, Inc. ("CCM").

         6.3.2  Conditions to Agency's Obligations. The Close of Escrow and
                ----------------------------------
Agency's obligation to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

               a) As of the Closing Date, Crystal Park shall have performed all of the material obligations required to be performed by Crystal Park under this Agreement; and

               b) All representations made by Crystal Park to Agency in this Agreement shall be true and correct in all material respects as of the Closing Date.

         6.4  Closing Documents. The parties shall deposit the following with
              -----------------
Escrow Holder prior to the Close of Escrow:

              6.4.1  Crystal  Park shall deposit:

                     a)  the Purchase Price;

                     b)  the Termination Fee;

                     c) Crystal Park's Escrow and other cash charges required in
Section 6.1.2;

                     d) a Preliminary Change of Ownership Statement in form suitable for filing with the tax collector for the County; provided, however, that the delivery of this instrument shall not be a condition precedent to the Close of Escrow nor a default by Crystal Park;

                     e) a Quitclaim Deed ("Quitclaim Deed") for the Relinquished Property, executed by Crystal Park, with Crystal Park's signature acknowledged, the form of which is attached hereto as Exhibit D;
                                        ---------

                     f) a counterpart Termination of Reciprocal Easement Agreement and Amended and Restated Disposition and Development Agreement, Agreement of Purchase and Sale and Lease with Option to Purchase, the form of which is attached hereto as Exhibit E (the "REA/DDA Termination"), executed by
                            ---------
Crystal Park with Crystal Park's signature acknowledged, with respect to that certain Reciprocal Easement Agreement, dated as of January 30, 1997, and recorded as Instrument No. 97-574466 in the office of the County Recorder for the County of Los Angeles, California (the "REA") and the DDA; and

                     g)  a counterpart MOU Amendment executed by Crystal Park.

              6.4.2  Agency shall deposit:

                     a) a Grant Deed conveying fee title to the Option Property, the form of which is attached hereto as Exhibit F ("Grant Deed"), subject only
                                        ---------
to the Permitted Exceptions, executed by Agency with Agency's signature acknowledged;

                     b) an affidavit or qualifying statement, which satisfies the requirements of Paragraph 1445 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, and a Form 590(RE) to satisfy the requirements of California Revenue and Taxation Code Sections 18662(e) and 18668 (collectively, the "Non-Foreign Affidavits");

                     c) a counterpart REA/DDA Termination, executed by Agency, with Agency's signature acknowledged;

                     d) a Quitclaim Deed ("CC&R Termination"), in form attached hereto as Exhibit G, eliminating the covenants, conditions and restrictions
          ---------
described in that certain Grant Deed recorded on August 3, 1995 as Instrument Number 95-1265413 (the "Casino Parcel Deed"), executed by Agency, with Agency's signature acknowledged;

                     e) a Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 31, 1995, recorded as Instrument No. 95-1265414 (the "Deed of Trust"), executed by the trustee thereunder, the form of which is attached as Exhibit H (the
                                                     ---------
"Reconveyance");

                     f) a UCC-2 Termination of Financing Statement terminating the UCC-1 Financing Statement dated July 31, 1995, recorded as Instrument No. 95-1265415 (the "UCC-1 Financing Statement"), executed by Agency ; and

                     g) a counterpart MOU Amendment executed by Agency.

    The "Recordable Documents" shall mean the documents described in Sections 6.4.1(e), (f) and Sections 6.4.2(a), (c), (d), (e) and (f).

              6.4.3 Additional Documents. Agency and Crystal Park shall each
                    --------------------
deposit such other instruments as are reasonably required by Escrow Holder or otherwise required to proceed to the Close of Escrow and consummate the sale of the Option Property and release of the Relinquished Property, in accordance with the terms of this Agreement.

        6.5  Close of Escrow.
             ---------------

             6.5.1 On the Close of Escrow, Escrow Holder shall (a) record the Recordable Documents in the Office of the County Recorder of the County, (b) pay any transfer taxes, (c) instruct the County Recorder to return the Grant Deed, the REA/DDA Termination, the CC&R Termination and the Reconveyance to Crystal Park, (d) instruct the County Recorder to return the Quitclaim Deed to the Agency, (e) deliver to Agency the Purchase Price and the Termination Fee, less Agency's escrow and cash charges, and an original MOU Amendment executed by Crystal Park, and (f) deliver to Crystal Park the Non-Foreign Affidavit and the Title Policy covering the Option Property subject only to the Permitted Exceptions, and an original MOU Amendment executed by Agency.

             6.5.2 Upon the Close of Escrow, title to the Option Property shall be conveyed to Crystal Park, subject only to the Permitted Exceptions, free and clear of any rights of parties in possession, other than CCM, pursuant to that certain Amended and Restated Lease dated February 14, 2000, between Crystal Park and CCM.

7.  TITLE POLICY.  It shall be a condition to Crystal Park's obligations
    ------------
hereunder that, on the Closing Date, (i) the Title Company be prepared and committed to issue to Crystal Park an ALTA Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price, showing fee title vested in Crystal Park, subject only to a lien to secure payment of taxes, not delinquent, the Title Company's standard and customary exceptions set forth in said Title Policy, matters affecting the condition of title created by or with the consent of Crystal Park or as a result of Crystal Park's (or any party on behalf of Crystal Park) acts or omissions, and those title matters described on Exhibit I
                                                                      ---------
hereto ("Permitted Exceptions"); and (ii) Old Republic Title Insurance Company shall be prepared and committed to issue such endorsements to Crystal Park's Title Insurance Policy No. SV 2205382, eliminating the REA, DDA, the Memorandum of Lease dated July 31, 1995, the restrictive covenants set forth in the Casino Parcel Deed (other than the nondiscrimination covenants), the Deed of Trust and the UCC-1 Financing Statement from Schedule B thereto.

8.  REPRESENTATIONS, WARRANTIES AND COVENANTS.
    -----------------------------------------

    8.1 Agency's Representations, Warranties. Agency hereby represents and warrants as follows:

         8.1.1 Valid. This Agreement constitutes a valid and binding obligation
               -----
of Agency and is enforceable against Agency in accordance with its terms;

         8.1.2 Authorization. The execution and delivery of all instruments and
               -------------
documents required hereunder to be obtained or authorized by Agency in order to consummate this transaction have been or will be obtained and authorized as so required;

         8.1.3  Governmental Records. Agency has received no written notice of
                --------------------
any governmental proceeding or investigation pending against the Option Property which has not been disclosed to Crystal Park. Agency has delivered to Crystal Park all files in the possession of the City and/or Agency planning, zoning and building and safety departments applicable to the Option Property and on the Closing Date, the zoning applicable to the Owned Property and the Option Property shall be M-H (Heavy Manufacturing); and

         8.1.4 Foreign Person. Agency is not a "foreign person" within the
               --------------
meaning of the Internal Revenue Code of 1954, as amended (the "Code"), the transaction contemplated hereby does not constitute a disposition of a U.S. real property interest by a foreign person, and at the Close of Escrow no person, including, without limitation, Crystal Park, its counsel and the Title Company, will be subject to the withholding requirements of Section 1445 of the Code;

         8.1.5 Eminent Domain. To Agency's actual knowledge, there are no
               --------------
actions, litigation or proceedings pending to take all or a portion of the Option Property, or any interest therein, by eminent domain;

         8.1.6 Acquire Property. To Agency's actual knowledge, there are no
               ----------------
persons or entities claiming, through Agency, any rights to acquire the Option Property;

         8.1.7 Entitlements. The Property has all necessary land use
               ------------
entitlements, including without limitation, zoning approvals, development permits, conditional use permits, and subdivision approvals required for the development and operation of the hotel and casino thereon, including ancillary facilities which may include, without limitation, restaurants, a night club, a sports bar and other entertainment facilities, as a lawfully permitted conforming use under all applicable City laws, including without limitation, the current City of Compton General Plan, Community Redevelopment Plan, and Zoning Code.

     The representations and warranties of Agency set forth in this Agreement shall be true on and as of the Close of Escrow as if those representations and warranties were made on and as of such time, subject to any qualifications thereof made by Agency in a written notice delivered to Crystal Park within ten
(10) days after Agency obtains new knowledge during Escrow of information with respect thereto that would cause Agency to change such representation or warranty.

     8.2 Crystal Park's Representations and Warranties. Crystal Park represents
         ---------------------------------------------
and warrants to Agency as follows, all of which shall survive the Close of
Escrow:

         8.2.1 Valid. This Agreement constitutes a valid and binding obligation
               -----
of Crystal Park and is enforceable against Crystal Park in accordance with its terms;

         8.2.2  Authorization. The execution and delivery of all instruments and
                -------------
documents required hereunder to be obtained or authorized by Crystal Park in order to consummate this transaction have been or will be obtained and authorized as so required; and

     The representations and warranties of Crystal Park set forth in this Agreement shall be true on and as of the Close of Escrow as if those representations and warranties were made on and as of such time, subject to any qualifications thereof made by Crystal Park in a written notice delivered to Agency within ten (10) days after Crystal Park obtains new knowledge during Escrow of information with respect thereto that would cause Crystal Park to change such representation or warranty.

9.  CONDEMNATION.  If prior to the Close of Escrow the Option Property is taken
    ------------
by any entity by condemnation or with the power of eminent domain, or if the access thereto is reduced or restricted thereby (or is the subject of a pending taking which has not yet been consummated), Agency shall immediately notify Crystal Park of such fact. In such event, Crystal Park shall have the right, in Crystal Park's sole discretion, to (a) terminate this Agreement and the Escrow upon written notice to Agency and Escrow Holder not later than seven (7) days after receipt of Agency's notice thereof or (b) Crystal Park may proceed to consummate the transaction provided for herein at Crystal Park's sole election, in which event Agency shall assign and turn over, and Crystal Park shall be entitled to receive and keep, any and all awards made or to be made in connection with such condemnation or eminent domain proceeding, and the parties shall proceed to the Close of Escrow pursuant to the terms hereof, without any reduction in the Purchase Price.

10.  BROKERS.  Agency and Crystal Park each represents and warrants to the other
     -------
that they have not dealt with or been represented by any brokers or finders in connection with this Agreement. Crystal Park and Agency each agree to indemnify and hold harmless the other against any loss, liability, damage, cost, claim or expense (including reasonable attorneys' fees) incurred by reason of any brokerage fee, commission or finder's fee which is payable or alleged to be payable to any broker or finder, by the indemnifying party. Notwithstanding anything to the contrary contained herein, the representations, warranties, indemnities and agreements contained in this Section 10 shall survive the Close of Escrow or earlier termination of this Agreement.

11.  GENERAL PROVISIONS.
     ------------------

     11.1  Counterparts. This Agreement may be executed in counterparts, each of
           ------------
which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

     11.2 Further Assurances. Each of the parties agrees to execute and deliver
          ------------------
such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary to effectuate the agreements of the parties, whether the same occurs before or after the Close of Escrow.

     11.3 Entire Agreement. This Agreement, together with all Exhibits hereto
          ----------------
and documents referred to herein, to which Agency and Crystal Park are parties, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior understandings or agreements. This Agreement may be modified only by a writing signed by both parties. All exhibits to which reference is made in this Agreement are deemed incorporated in this Agreement whether or not actually attached.

     11.4  Headings.  Headings used in this Agreement are for convenience or
           --------
reference only and are not intended to govern, limit, or aid in the construction of any term or provision hereof.

     11.5  Choice of Law. This Agreement and each and every related document are
           -------------
to be governed by, and construed in accordance with, the laws of the State of California.

     11.6  Severability.  If any term, covenant, condition or provision of this
           ------------
Agreement, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction or rendered by the adoption of a statute by the State of California or the United States invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Agreement, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     11.7  Waiver of Covenants, Conditions or Remedies. The waiver by one party
           -------------------------------------------
of the performance of any covenant, condition or promise, or of the time for performing any at, under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by such party of any other covenant, condition or promise, or of the time for performing any other act required, under this Agreement. The exercise of any remedy provided in this Agreement shall not be a waiver of any other remedy provided by law, and the provisions of this Agreement for any remedy shall not exclude any other remedies unless they are expressly excluded.

     11.8  Legal Advice. Each party has received independent legal advice from
           ------------
its attorneys with respect to the advisability of executing this Agreement and the meaning of the provisions hereof. The provisions of this Agreement shall be construed as to the fair meaning and not for or against any party based upon any attribution to such party as the sole source of the language in question.

     11.9  Time of the Essence. Time shall be of the essence as to all dates and
           -------------------
times of performance, whether they are contained herein or contained in any escrow instructions to be executed pursuant to this Agreement, and all escrow instructions shall contain a provision to this effect. Any obligation that falls due on a Saturday, Sunday or legal holiday, shall be deemed to fall due on the next business day.

     11.10  Relationship of Parties. The parties agree that their relationship
            -----------------------
is that of seller and buyer, and that nothing contained herein shall constitute either party the agent or legal representative of the other from any purpose whatsoever, nor shall this Agreement be deemed to create any form of business organization between the parties hereto, nor is either party granted the right or authority to assume or create any obligation or responsibility on behalf of the other party, nor shall either party be in any way liable for any debt of the other.

     11.11  No Obligations to Third Parties. Except as otherwise expressly
            -------------------------------
provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

     11.12 Successors and Assigns. This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the respective successors and assigns of the parties hereto (as permitted pursuant to the provisions of this Agreement).

     11.13  Attorneys' Fees. If any party hereto institutes an action or
            ---------------
proceeding for a declaration of the rights of the parties under this Agreement, for injunctive relief, for an alleged breach or default of, or any other action arising out of, this Agreement, or the transactions contemplated hereby, or if any party is in default of its obligations pursuant thereto, whether or not suit is filed or prosecuted to final judgment, the non-defaulting party or prevailing party shall be entitled to its actual attorneys' fees and to any court costs incurred, in addition to any other damages or relief awarded.

     11.14  Notices.  All notices and demands which either party is required or
             -------
desires to give to the other shall be given in writing by U.S. certified mail, return receipt requested with appropriate postage paid, by personal delivery, by facsimile or by private overnight courier service to the address or facsimile number set forth below for the respective party, provided that if any party gives notice of a change of name or address or number, notices to that party shall thereafter be given as demanded in that notice. All notices and demands so given shall be effective upon receipt by the party to whom notice or demand is being given, except that any notice given by certified mail shall be deemed delivered three (3) days after deposit in the United States mail.

     If to Crystal Park:  Crystal Park Hotel and Casino Development Company, LLC
                          c/o Pinnacle Entertainment, Inc
                          330 N.  Brand Blvd., Suite 1100
                          Glendale, CA 9 1203-2308
                          Attention:  G. Michael Finnigan

     With a copy to:      Irell & Manella LLP
                          1800 Avenue of the Stars, Suite 900
                          Los Angeles, CA 90067
                          Attention:  Sandra G. Kanengiser

     If to Agency:        The Community Redevelopment Agency
                             of the City of Compton
                          205 South Willowbrook Avenue
                          Compton, CA 90220
                          Attention:  Executive Director

     With a copy to:      William Strausz, Esq.
                          Richards, Watson & Gershon
                          333 S. Hope Street, 38th Floor
                          Los Angeles, CA 90071

     11.15  Cooperation in Exchange.  Agency acknowledges that Crystal Park may
            -----------------------
acquire the Property from Agency as part of a tax-deferred exchange by Crystal Park pursuant to Section 1031 of the Internal Revenue Code of 1986 ("Code"), and that Crystal Park has the right to restructure all or a part of the within transaction as provided in Internal

Revenue Code (S) 1031 as a concurrent or delayed (non-simultaneous) tax deferred exchange for the benefit of Crystal Park. Agency agrees to cooperate, and if requested by Crystal Park, to accommodate Crystal Park in any such exchange, provided that (i) such cooperation and/or accommodation shall be at no further cost or liability to Agency and Crystal Park hereby indemnifies Agency in connection therewith; and (ii) the restructuring of the within transaction shall not prevent or delay the Closing Date. Crystal Park, in electing to structure the sale as an exchange, shall have the right to substitute another entity or person, in Crystal Park's place and stead. Agency and Crystal Park acknowledge and agree that such substitution will not relieve the herein named Crystal Park of any liability or obligation hereunder, and Agency shall have the right to look solely to said herein named Crystal Park with respect to the obligations of Crystal Park under this Agreement.

                              [Signatures follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ATTEST:                                         "AGENCY"


                                                The Community Redevelopment Agency of the
                                                City of Compton, a public body, corporate
___________________________________________     and politic
CLERK OF THE AGENCY


APPROVED AS TO FORM AND LEGALITY:               By:_________________________________________

                                                Title:______________________________________


____________________________________________    "CRYSTAL PARK"
CITY ATTORNEY

                                                Crystal Park Hotel and Casino
                                                Development Company, LLC,
                                                a California limited liability company

                                                By: HP/Compton, Inc.,
                                                its sole member


                                                       By:__________________________________

                                                       Title:_______________________________


                                   EXHIBIT A
                                   ---------


                              PROPERTY DESCRIPTION

          (Owned Property, Option Property and Relinquished Property)

                                   EXHIBIT B
                                   ---------

1.  Assignment, Assumption and Consent Agreement dated as of July 31, 1995.

2. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of July 31, 1995 and recorded August 3, 1995 as Instrument No. 95-1265414 ("Agency Deed of Trust").

3.  Offset Agreement dated as of July 31, 1995.

4. Reciprocal Easement Agreement dated as of January 30, 1997 and recorded April 16, 1997 as Instrument No. 97-574466.

5.  Representations and Warranties Agreement dated as of August 2, 1995.

6.  Assignment, Assumption and Consent Agreement, dated July 18, 1996.

7.  Memorandum of Understanding, dated as of September 30, 1996.

8. Memorandum of Lease and Option to Purchase recorded August 3, 1995 as Instrument No. 95-1265412

9.  Financing Statement Recorded August 3, 1995 as Instrument No. 95-1265415

                                   EXHIBIT C
                                   ---------


                             Form of MOU Amendment

                                   EXHIBIT D
                                   ---------


                             Form of Quitclaim Deed

RECORDING REQUESTED BY:


WHEN RECORDED MAIL TO:

Irell & Manella LLP
1800 Avenue of the Stars
9th Floor
Los Angeles, CA 90067
Attention: Sandy Kanengiser

--------------------------------------------------------------------------------
                                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE
DOCUMENTARY TRANSFER TAX IS $______0__________

____ computed on full value of interest orproperty conveyed, or

____ computed on full value less value of lienor encumbrances remaining at time of sale

-------------------------------------------------------------------------------

                                QUITCLAIM DEED

      FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

             CRYSTAL PARK HOTEL and CASINO DEVELOPMENT COMPANY,LLC, a California limited liability company does hereby REMISE, RELEASE AND FOREVER QUITCLAIM to

             THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF COMPTON, a public body, corporate and politic the real property in the City of Compton, County of Los Angeles, State of California, described in Exhibit A attached hereto and incorporated herein
                               ---------
      by this reference.

                                          CRYSTAL PARK HOTEL and CASINO
                                          DEVELOPMENT COMPANY, LLC
                                          a California limited liability company

      Dated _________________             By:   HP/Compton, its sole member
                                                By: ____________________________
                                                Its:____________________________



      MAIL TAX STATEMENTS TO:

STATE OF CALIFORNIA       )
                          )  ss.
COUNTY OF LOS ANGELES     )

     On ______________________ before me, _____________________________________, a notary public for the State of California, personally appeared
___________________________ _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ____________________________________
          Notary Public

                                   EXHIBIT E
                                   ---------

                          Form of REA/DDA Termination

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Irell & Manella LLP
1800 Avenue of the Stars
9th Floor
Los Angeles, CA 90067
Attention: Sandy Kanengiser

--------------------------------------------------------------------------------
                                             SPACE ABOVE LINE FOR RECORDER'S USE

TERMINATION OF RECIPROCAL EASEMENT AGREEMENT AND AMENDED AND RESTATED
 DISPOSITION AND DEVELOPMENT AGREEMENT, AGREEMENT OF PURCHASE AND SALE AND LEASE
                            WITH OPTION TO PURCHASE

A. This Termination of Reciprocal Easement Agreement and Amended and Restated Disposition and Development Agreement, Agreement of Purchase and Sale and Lease with Option to Purchase (this "Termination Agreement") is made and entered into as of ________________, 2001, by and between Crystal Park Hotel and Casino Development Company, LLC ("Crystal Park") and The Community Redevelopment Agency of the City of Compton ("Agency") with reference to the following facts.

B. Crystal Park is the owner in fee simple of that certain parcel of real property located in the City of Compton, State of California, more particularly described on Exhibit A attached hereto and incorporated herein
                              ---------
    by this reference ("Crystal Park Property").

C. Agency is the owner in fee simple of those certain parcels of real property located in the City of Compton, State of California, more particularly described on Exhibit B attached hereto and incorporated herein by this
                 ---------
    reference ("Agency Property").

D. The Crystal Park Property and a portion of the Agency Property are subject to that certain Reciprocal Easement Agreement, dated as of January 30, 1997, and recorded as Instrument No. 97-574466 in the office of the County Recorder for the County of Los Angeles (the "REA"), pursuant to which the Crystal Park Property and the Agency Property are subject to certain easements.

E. Crystal Park and Agency are parties to that certain Amended and Restated Disposition and Development Agreement, Agreement of Purchase and Sale, and Lease with Option to Purchase dated as of April 4, 1995 (the "DDA") and referenced in that certain Memorandum of Lease and Option to Purchase recorded August 3, 1995 as Instrument No. 95-1265412.

F. Crystal Park and Agency are parties to that certain Agreement and Joint Escrow Instructions dated January __, 2001, between Crystal Park and the Agency (the "Agreement"), whereby Crystal Park agreed to purchase a portion of the Agency Property. Pursuant to the Agreement, the parties agreed to terminate the REA and the DDA as of the Closing Date (as defined in the Agreement).

NOW THEREFORE, for good and valuable consideration, Crystal Park and Agency hereby agree as follows.

1. Effective as of the date hereof, the REA and the DDA shall terminate and be of no further force and effect.

2. Agency and Crystal Park each agree, upon the other party's request at any time and from time to time after the date hereof and without further consideration, to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably considered by the requesting party as appropriate or necessary to better effectuate the agreements of the parties to terminate the REA and the DDA.

3. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Crystal Park Hotel and Casino Development Company,
LLC,
a California limited liability company


By: HP/Compton, Inc., its sole member

       By:______________________

       Title:___________________


The Community Redevelopment Agency of the             ATTEST:
City of Compton,
a public body, corporate and politic                  __________________________
                                                      CLERK OF THE AGENCY


By:______________________________                     APPROVED AS TO FORM
                                                      AND LEGALITY
Title:____________________________
                                                      __________________________
                                                      CITY ATTORNEY

STATE OF CALIFORNIA       )
                          )  ss.
COUNTY OF LOS ANGELES     )

     On ______________________ before me, _____________________________________, a notary public for the State of California, personally appeared
___________________________ _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature _________________________________
          Notary Public



STATE OF CALIFORNIA       )
                          )  ss.
COUNTY OF LOS ANGELES     )


     On ______________________ before me, _____________________________________, a notary public for the State of California, personally appeared
___________________________ _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ________________________________
          Notary Public

                                   EXHIBIT F
                                   ---------

                               Form of Grant Deed

RECORDING REQUESTED BY:


WHEN RECORDED MAIL TO:

Irell & Manella LLP
1800 Avenue of the Stars
9th Floor
Los Angeles, CA 90067
Attention: Sandy Kanengiser

--------------------------------------------------------------------------------
                                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE
DOCUMENTARY TRANSFER TAX IS $3740.00

___X_ computed on full value of interest or property conveyed, or

____ computed on full value less value of liens or encumbrances remaining at time of sale

--------------------------------------------------------------------------------

                                   GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

      THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF COMPTON, a public body, corporate and politic ("Grantor")

hereby GRANTS to

       CRYSTAL PARK HOTEL and CASINO DEVELOPMENT COMPANY, LLC, a California limited liability company ("Grantee")

the real property in the City of Compton, County of Los Angeles, State of California, described in Exhibit A attached hereto and incorporated herein by
                         ---------
this reference.

          The Grantee herein covenants by and for himself, his heirs, executors, administrators and assigns, and all persons claiming under or through them, that there shall be no discrimination against or segregation of, any person or group of persons on account of sex, marital status, race, age, handicaps, color, religion, creed, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land herein conveyed, nor shall Grantee himself or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees or vendees in the land herein conveyed. The foregoing covenant shall run with the land.

       Moreover, Grantee shall refrain from restricting the rental, sale or lease of the Property, or any portion thereof, on the basis of sex, age, handicap, marital status, race, color, religion, creed, ancestry or national origin of any person. All deeds, leases or contracts of sale shall contain or be subject to substantially the following nondiscrimination or nonsegregation clauses:

     1. In deeds: "The grantee herein covenants by and for himself, his heirs, executors, administrators and assigns, and all persons claiming under or through them, that there shall be no discrimination against or segregation of, any person or group of persons on account of sex, marital status, race, age, handicaps, color, religion, creed, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land herein conveyed, nor shall the grantee himself or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees in the land herein conveyed. The foregoing covenants shall run with the land."

     2. In leases: "The lessee herein covenants by and for himself, his heirs, executors, administrators and assigns, and all persons claiming under or through him, and this lease is made and accepted upon and subject to the following conditions:

     "That there shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, age, handicap, color, religion, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, or enjoyment of the land herein leased, nor shall the lessee himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the land herein leased."

3. In contracts relating to the sale or transfer of the Property or any interest therein: "There shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, age, handicap, color, religion, creed, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land, nor shall the transferee himself or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, subtenants, sublessees or vendees of the land."


                                          THE COMMUNITY REDEVELOPMENT AGENCY
                                          OF THE CITY OF COMPTON,
                                          a public body, corporate and politic

Dated __________________________          By:___________________________________
                                          Its:__________________________________


ATTEST:                                   APPROVED AS TO FORM AND LEGALITY


________________________________          ________________________________
CLERK OF THE AGENCY                       CITY ATTORNEY

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

     On ______________________ before me, _____________________________________, a notary public for the State of California, personally appeared
___________________________ _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature _______________________________
       Notary Public
assign, and all persons claiming under or through them, that there shall be no discrimination against or aegregation of, any person or group of persons on account of sex, marital status, race, age, handicaps, color, religion, creed, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land herein conveyed, nor shall the grantee himself or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees in the land herein conveyed. The foregoing covenants shall run with the land."

     2. In leases: "The lessee herein covenants by and for himself, his heirs, executors, administrators and assigns, and all persons claiming under or through him, and this lease is made and accepted upon and subject to the following conditions:

     "That there shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, age, handicap, color, religion, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, or enjoyment of the land herein leased, nor shall the lessee himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the land herein leased."

          3. In contracts relating to the sale or transfer of the Property or any interest therein: "There shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, age, handicap, color, religion, creed, national origin or ancestry in the sale, lease, sublease, transfer, use, occupancy, tenure or enjoyment of the land, nor shall the transferee himself or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, subtenants, sublessees or vendees of the land."


                                          THE COMMUNITY REDEVELOPMENT AGENCY
                                          OF THE CITY OF COMPTON,
                                          a public body, corporate and politic

Dated __________________________          By:___________________________________
                                          Its:__________________________________


ATTEST:                                   APPROVED AS TO FORM AND LEGALITY


________________________________          _________________________________
CLERK OF THE AGENCY                       CITY ATTORNEY

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

     On ______________________ before me, _____________________________________, a notary public for the State of California, personally appeared
___________________________ _________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ________________________________
          Notary Public

                                   EXHIBIT H
                                   ---------

                             Form of Reconveyance

                                   EXHIBIT I
                                   ---------

                              PERMITTED EXCEPTIONS

     The following exceptions as identified in Schedule B-Section 2 of the Title Commitment No. 2027230-21 dated November 28, 2000 shall be "Permitted Exceptions":

     2    Easement for flood control recorded March 28, 1931

     3    Easement for pipe lines recorded December 8, 1953

     4    The fact that the said land is within the Walnut Industrial Park
 Redevelopment Area as recorded May 20, 1977 as Instrument No. 77-531842

     5    Easement for public utilities recorded September 25, 1987 as
 Instrument No. 87-1545340

     6    Easement for public utilities recorded October 29, 1987 as Instrument
 No. 87-1726586

     7    Certificate of Exemption recorded August 3, 1995 as Instrument No.
 95-1265416

     9    Only that Unrecorded Lease dated December 19, 1997 between Crystal
 Park Hotel and Casino Development Company, LLC and California Casino Management


                                     -22-